                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
--------------------------------------------------------------------------------
              (Names of Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
                     -----------------------------------------------------------
         (2) Aggregate number of securities to which transaction
             applies:
                     -----------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                         -------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
                                                             -------------------
         (5) Total fee paid:
                            ----------------------------------------------------

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
                                    --------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
                                                          ----------------------
         (3) Filing Party:
                          ------------------------------------------------------
         (4) Date Filed:
                        --------------------------------------------------------

                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
                      MORGAN STANLEY HIGH YIELD FUND, INC.
                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                     THE LATIN AMERICAN DISCOVERY FUND, INC.
                             THE MALAYSIA FUND, INC.
                               THE THAI FUND, INC.
                        THE TURKISH INVESTMENT FUND, INC.
                  c/o Morgan Stanley Investment Management Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

                               -------------------

                    NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

                               -------------------

To Our Stockholders:

         Notice is hereby given that the Annual Meetings of Stockholders of each of the Funds listed above (each a "Fund" and collectively, the "Funds") will be held on Thursday, June 6, 2002, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, New York 10020:

      Conference Room 4
         The Thai Fund, Inc. ("TTF") ....................................  8:30 a.m.
         The Malaysia Fund, Inc. ("MF") .................................  8:45 a.m.
         Morgan Stanley High Yield Fund, Inc. ("MSY") ...................  9:00 a.m.
         Morgan Stanley Global Opportunity Bond Fund, Inc. ("MGB") ......  9:15 a.m.
         Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD") ........  9:30 a.m.
      Conference Room 3
         Morgan Stanley Eastern Europe Fund, Inc. ("RNE") ...............  8:30 a.m.
         The Turkish Investment Fund, Inc. ("TKF") ......................  8:45 a.m.
         Morgan Stanley Emerging Markets Fund, Inc. ("MSF") .............  9:00 a.m.
         The Latin American Discovery Fund, Inc. ("LDF") ................  9:15 a.m.
         Morgan Stanley India Investment Fund, Inc. ("IIF") .............  9:30 a.m.

         The Meetings are being held for the following purpose:

                  1. To elect Directors of the Funds.

         Only stockholders of record of a particular Fund at the close of business on April 8, 2002, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

                                                 MARY E. MULLIN
                                                 Secretary

Dated:  May 1, 2002

         If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing your Proxy Card(s) promptly.

                Morgan Stanley Eastern Europe Fund, Inc. ("RNE")
             Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")
               Morgan Stanley Emerging Markets Fund, Inc. ("MSF")
            Morgan Stanley Global Opportunity Bond Fund, Inc. ("MGB")
                  Morgan Stanley High Yield Fund, Inc. ("MSY")
               Morgan Stanley India Investment Fund, Inc. ("IIF")
                 The Latin American Discovery Fund, Inc. ("LDF")
                         The Malaysia Fund, Inc. ("MF")
                           The Thai Fund, Inc. ("TTF")
                    The Turkish Investment Fund, Inc. ("TKF")
                  c/o Morgan Stanley Investment Management Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

                               -------------------

                              JOINT PROXY STATEMENT

            This statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the Funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Fund (each a "Meeting" and collectively, the "Meetings") to be held on Thursday, June 6, 2002, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter "Morgan Stanley Investment Management" or the "Manager"), 1221 Avenue of the Americas, 5th Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about May 1, 2002. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

            If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund.

            The Board has fixed the close of business on April 8, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

                    LDF ...........................   10,789,005 shares
                    MF ............................   9,738,015 shares
                    MSD ...........................   22,046,681 shares
                    MSF ...........................   18,710,084 shares
                    MGB ...........................   4,190,803 shares
                    RNE ...........................   3,746,408 shares
                    MSY ...........................   11,668,740 shares
                    IIF ...........................   19,038,804 shares
                    TTF ...........................   13,269,578 shares
                    TKF ...........................   6,004,906 shares

            The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Funds to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $4,000 per Fund, plus out-of-pocket expenses.

            Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2001 (October 31, 2001 for TKF), to any stockholder of such Fund requesting such reports. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-221-6726.

            J.P. Morgan Investor Services Co. is an affiliate of the Funds' administrator, JPMorgan Chase Bank ("JPMorgan Chase"), and provides administrative services to the Funds. The business address of JPMorgan Chase and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108.

            This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns of record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If the proposed election of Directors is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card.

            THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN THE NOTICE OF ANNUAL MEETINGS.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

            At the Meetings, Directors will be elected to hold office for a term specified below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the stockholders, for the election of:

            (i) Ronald E. Robison, Michael Nugent, Joseph J. Kearns and Fergus
                Reid as Class I Directors for a term expiring in 2005, for all of the Funds except for IIF, and

            (ii) Clifford D'Souza, Barton M. Biggs and Gaetan Bouic as Class II
                 Directors for a term expiring in 2005 and Nilesh Joshi as a Class III Director for a term expiring in 2003, for IIF.

            Pursuant to each Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. With respect to all Funds other than IIF, Class I currently consists of Ronald E. Robison, Michael Nugent, Joseph J. Kearns and Fergus Reid. Class II currently consists of John D. Barrett II, Vincent R. McLean and C. Oscar Morong, Jr. Class III currently consists of Barton M. Biggs, Gerard E. Jones, Thomas P. Gerrity and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting with respect to all Funds other than IIF. With respect to IIF, Class I currently consists of Ronald E. Robison, John S.Y. Chu and Fergus Reid. Class II currently consists of Gaetan Bouic, Clifford D'Souza and Barton M. Biggs. Class III currently consists of Nilesh Joshi, Gerard E. Jones and Marie Joseph Raymond La Musse. Only the Directors in Class II and Mr. Joshi are being considered for election at this Meeting.

            Pursuant to each Fund's By-Laws, each Director holds office until
(i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-two years of age, or (v) his removal as provided by statute or the Fund's Articles of Incorporation. Each officer of the Fund will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

            The Board of Directors of each Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund's financial operations. Each Fund has adopted a formal, written Audit Committee Charter. The Audit Committees of the Funds met three times during the fiscal year ended December 31, 2001 (October 31, 2001 for TKF).

            The members of the Audit Committee of each Fund other than IIF are John D. Barrett II, Joseph J. Kearns, Gerard E. Jones, Vincent R. McLean and C. Oscar Morong, Jr. The members of IIF's Audit Committee are John S.Y. Chu, Fergus Reid, Gaetan Bouic, Gerard E. Jones and Marie Joseph Raymond La Musse. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds (with such Directors being "Independent Directors"), and each of whom is "independent" from the Funds under the listing standards of the New York Stock Exchange, Inc. Joseph J. Kearns is the Chairman of each Audit Committee other than for IIF. Gerard E. Jones is the Chairman of IIF's Audit Committee.

            The Boards of Directors also have a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to each Fund's Board of Directors and establishes compensation for Independent Directors. Each Fund has adopted a formal, written Nominating and Compensation Committee Charter. The members of the Nominating and Compensation Committee of each Fund other than IIF are Thomas P. Gerrity, William G. Morton, Jr., Michael Nugent and Fergus Reid, each of whom is an Independent Director. The members of IIF's Nominating and Compensation Committee are Fergus Reid, Gerard E. Jones, John S.Y. Chu, Marie Joseph Raymond La Musse and Gaetan Bouic, each of whom is an Independent Director. The Chairman of each Nominating and Compensation Committee is Mr. Reid. Each Nominating and Compensation Committee met one time during the fiscal year ending December 31, 2001 (October 31, 2001 for TKF).

            At a meeting on June 14, 2001, the Board of Directors of each Fund, including a majority of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between each Fund and the Manager for a one-year period.

            There were five meetings of the Boards of Directors of the Funds held during the fiscal year ended December 31, 2001 (October 31, 2001 for TKF). For the 2001 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served that were held during the time such Director was a member of the Board except for Barton M. Biggs.

            Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a director of each Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting for that Fund, Proxies will be voted for such persons as the Board of Directors of the Fund may recommend.

            Certain information regarding the current Directors of the Funds is set forth below:

                                           Position with                                                       Number of Portfolios
                                                                   Principal Occupations During Past Five        in Fund Complex
  Name, Address and Age                      the Funds                  Years and Other Directorships          Overseen by Director
---------------------------------  ----------------------------  --------------------------------------------  --------------------
  Interested Directors
---------------------------------
Barton M. Biggs*(1)+...........    Class III Director and           Chairman, Director and Managing Director               78
1221 Avenue of the Americas        Chairman of the Board since:     of Morgan Stanley Investment Management
New York, New York 10020           LDF:       1992                  and Chairman and Director of Morgan
(69)                               MF:        1995                  Stanley Investment Management Limited;
                                   MSD:       1993                  Managing Director of Morgan Stanley & Co.
                                   MSF:       1993                  Incorporated; Member of the Yale
                                   MGB:       1995                  Development Board; Director or Trustee and
                                   RNE:       1996                  Chairman of the Board of various U.S.
                                   MSY:       1995                  registered investment companies managed by
                                   IIF:       1994                  Morgan Stanley Investment Management.
                                   TTF:       1995
                                   TKF:       1995


Ronald E. Robison*+............    Class I Director of all Funds    Chief Global Operations Officer and                    78
1221 Avenue of the Americas        since 2001                       Managing Director of Morgan Stanley
New York, New York 10020                                            Investment Management; Managing Director
(63)                                                                of Morgan Stanley & Co. Incorporated;

                                                                    President and Chief Executive Officer of
                                                                    Morgan Stanley Trust; Director or Trustee
                                                                    and President of various U.S. registered
                                                                    investment companies managed by Morgan
                                                                    Stanley Investment Management;
                                                                    Previously, Managing Director and Chief
                                                                    Operating Officer of TCW Funds Management
                                                                    and Managing Director of Trust Company of
                                                                    the West.

Clifford D'Souza*+.............    Class II Director of IIF only    Executive Director of Morgan Stanley                   1
Morgan Stanley                     since 2001                       Investment Management Inc.
Forbes Building - Fifth Floor
Charanjit Rai Marg, Fort
Mumbai, India
(39)

Nilesh Joshi*+.................    Class III Director of IIF only   Vice President of Morgan Stanley                       1
Morgan Stanley                     since 2001                       Investment Management Private Ltd.;
Forbes Building - Fifth Floor                                       Formerly, Associate Vice President and
Charanjit Rai Marg,                                                 Company Secretary of Kotak Mahindra Group
Fort Mumbai, India                                                  (investment management).
(39)

* "Interested person" of the Fund within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager and Messrs. Robison, D'Souza and Joshi are officers of the Manager or its affiliates.
(1)     With regard to IIF, Mr. Biggs is currently a Class II Director.
+       Nominee for election as a Director of one or more Funds at the Meetings.

                                                                                                                Number of Portfolios
                                          Position with              Principal Occupations During Past            in Fund Complex
  Name, Address and Age                     the Funds               Five Years and Other Directorships          Overseen by Director
---------------------------------  ----------------------------  --------------------------------------------  --------------------
  Interested Directors
---------------------------------
John D. Barrett II ............    Class II Director of all Funds   Chairman and Director of Barrett                       77
Barrett Associates, Inc.           (except IIF) since 2000          Associates, Inc. (investment counseling);
565 Fifth Avenue                                                    Director of the Ashforth Company (real
New York, New York 10017                                            estate); Chairman, and formerly Director,
(66)                                                                of the Barrett Growth Fund; Limited

                                                                    Partner, Barrett Growth Partners, LP;
                                                                    Limited Partner, Long Meadow Holdings,
                                                                    LP; Director or Trustee of various U.S.
                                                                    registered investment companies managed
                                                                    by Morgan Stanley Investment Management.

Gaetan Bouic+..................    Class II Director of IIF only    Finance Director of UBP Limited Group                  1
Coast Road                         since 2001                       (building materials); Chairman of the
Poste Lafayette, Mauritius                                          Listing Committee of the Stock Exchange of
(66)                                                                Mauritius; Chairman of Mauritius Venture
                                                                    Capital Fund Ltd.; Formerly, President of
                                                                    the Joint Economic Council and Chairman of
                                                                    the Stock Exchange of Mauritius.


John S.Y. Chu+.................    Class I Director of IIF only     Finance director of the ABC Group of                   1
Orchard Towers                     since 1996                       Companies (conglomerate); Formerly,
Quatre Bornes, Mauritius                                            Managing Director of Crown Eagle
(64)                                                                Investments Ltd.


Thomas P. Gerrity..............    Class III Director of all Funds  Professor of Management, and formerly                  77
219 Grays Lane                     (except IIF) since 2001          Dean, of Wharton School of Business,
Haverford, PA 19041                                                 University of Pennsylvania; Director of
(60)                                                                Sunoco (oil refining), Fannie Mae
                                                                    (mortgage finance), Reliance Group
                                                                    Holdings (insurance), CVS Corporation
                                                                    (retail pharmacy), Internet Capital Group
                                                                    and Knight-Ridder, Inc. (newspapers);
                                                                    Director or Trustee of various U.S.
                                                                    registered investment companies managed by
                                                                    Morgan Stanley Investment Management;
                                                                    Formerly, Director of IKON Office
                                                                    Solutions, Inc. (office equipment), Fiserv
                                                                    (financial services), Investor Force
                                                                    Holdings, Inc. (institutional investment
                                                                    information services), Digital Equipment
                                                                    Corporation (computer equipment), ICG
                                                                    Commerce, Inc. (internet commerce), and
                                                                    Union Carbide Corporation (chemicals).


Gerard E. Jones................    Class III Director of all Funds  Of Counsel, Shipman & Goodwin, LLP (law                78
Shipman & Goodwin, LLP             (except IIF) since 2000; Class   firm); Director of Tractor Supply Company,
43 Arch Street                     III Director of IIF since 1995   Tiffany Foundation, Fairfield County
Greenwich, Connecticut 06830                                        Foundation; Director or Trustee of various
(65)                                                                U.S. registered investment companies
                                                                    managed by Morgan Stanley Investment
                                                                    Management.

                                                                                                                Number of Portfolios
                                          Position with              Principal Occupations During Past            in Fund Complex
  Name, Address and Age                     the Funds               Five Years and Other Directorships          Overseen by Director
---------------------------------  ----------------------------  --------------------------------------------  --------------------
  Interested Directors
---------------------------------
Joseph J. Kearns+..............    Class I Director of all Funds    Investment consultant; Director of Electro             77
23852 Pacific Coast Highway        (except IIF) since 2001          Rent Corporation (equipment leasing) and
Malibu, California 90625                                            The Ford Family Foundation; Formerly,
(59)                                                                Chief Financial Officer of The J. Paul
                                                                    Getty Trust; Director or Trustee of
                                                                    various U.S. registered investment
                                                                    companies managed by Morgan Stanley
                                                                    Investment Management.

Marie Joseph Raymond La Musse..    Class III Director of IIF only   Director of The India Media, Internet and              1
Le Belvedere                       since 2001                       Communications Fund Ltd., Southern Cross
Rue La Hausse de la Louviere                                        Hotel Ltd., Jean Vaulbert de Chantily Ltd.
Floreal, Mauritius                                                  (consumer goods) and Grandville Ltee
(69)                                                                (property holding company); Formerly,
                                                                    Partner of Lamusse Sek Sum (accounting)


Vincent R. McLean..............    Class II Director of all Funds   Director of Legal and General America,                 77
702 Shackamaxon Dr.                (except IIF) since 2001          Inc. (insurance), Banner Life Insurance
Westfield, NJ 07090                                                 Co. and William Penn Life Insurance
(70)                                                                Company of New York; Director or Trustee

                                                                    of various U.S. registered Investment
                                                                    companies managed by Morgan Stanley
                                                                    Investment Management; Formerly,
                                                                    Executive Vice President, Chief Financial
                                                                    Officer, Director and Member of the
                                                                    Executive Committee of Sperry Corporation
                                                                    (now part of UNISYS Corporation)
                                                                    (computers).

C. Oscar Morong, Jr............    Class II Director of all Funds   Managing Director of Morong Capital                    77
1385 Outlook Drive West            (except IIF) since 2001          Management; Trustee and Chairman of the
Mountainside, NJ 07092                                              mutual funds in the Smith Barney CitiFunds
(66)                                                                fund complex; Director or Trustee of
                                                                    various U.S. registered investment
                                                                    companies managed by Morgan Stanley
                                                                    Investment Management; Formerly, Senior
                                                                    Vice President and Investment Manager for
                                                                    CREF, TIAA-CREF Investment Management,
                                                                    Inc.; Director of the Indonesia Fund, the
                                                                    Landmark Funds and Ministers and
                                                                    Missionaries Benefit Board of American
                                                                    Baptist Churches.


William G. Morton, Jr..........    Class III Director since:        Chairman Emeritus and former Chief                     77
100 Franklin Street                LDF:       1995                  Executive Officer of Boston Stock
Boston, Massachusetts 02110        MF:        1994                  Exchange; Director of RadioShack
(64)                               MSD:       1993                  Corporation (electronics); Director or
                                   MSF:       1995                  Trustee of various U.S. registered
                                   MGB:       1994                  investment companies managed by Morgan
                                   RNE:       1996                  Stanley Investment Management.
                                   MSY:       1995
                                   TTF:       1995
                                   TKF:       1995

                                                                                                                Number of Portfolios
                                          Position with              Principal Occupations During Past            in Fund Complex
  Name, Address and Age                     the Funds               Five Years and Other Directorships          Overseen by Director
---------------------------------  ----------------------------  --------------------------------------------  --------------------
  Interested Directors
---------------------------------
Michael Nugent+ ...............    Class I Director of all Funds    General Partner of Triumph Capital, L.P.,             206
c/o Triumph Capital, L.P.          (except IIF) since 2001          a private investment partnership; Chairman
237 Park Avenue                                                     of the Insurance Committee and Director or
New York, New York 10017                                            Trustee of various U.S. registered
(65)                                                                investment companies managed by Morgan
                                                                    Stanley Investment Advisors Inc.; Director
                                                                    or Trustee of various U.S. registered
                                                                    investment companies managed by Morgan
                                                                    Stanley Investment Management; Director of
                                                                    various business organizations; Formerly,
                                                                    Vice President of Bankers Trust Company
                                                                    and BT Capital Corporation.


Fergus Reid+ ..................    Class I Director of all Funds    Chairman and Chief Executive Officer of                78
85 Charles Colman Boulevard        (except IIF) since 2000; Class I Lumelite Plastics Corporation; Trustee and
Pawling, New York 12564            Director of IIF since 1995       Director of approximately 30 investment
(69)                                                                companies in the J.P. Morgan Funds complex
                                                                    managed by J.P. Morgan Investment
                                                                    Management Inc.; Director of various U.S.
                                                                    registered investment companies managed by
                                                                    Morgan Stanley Investment Management.

-------------
+ Nominee for election as a Director of one or more Funds at the Meetings.

           Certain information regarding the officers of the Funds is set forth below:

                                             Position with the
Name, Address and Age                              Funds          Principal Occupations During Past Five Years
---------------------                              -----          --------------------------------------------
Ronald E. Robison*.....................      President of all     Chief Global Operations Officer and Managing Director of
1221 Avenue of the Americas                  Funds since 2001     Morgan Stanley Investment Management; Managing Director of
New York, New York 10020                                          Morgan Stanley & Co. Incorporated; President and Chief
(63)                                                              Executive Officer of Morgan Stanley Trust; Director or
                                                                  Trustee and President of various U.S. registered investment companies managed by Morgan Stanley Investment Management;
                                                                  Formerly, Managing Director and Chief Operating Officer of
                                                                  TCW Investment Management Company and Managing Director of
                                                                  Trust Company of the West.

Stefanie V. Chang*.......................    Vice President of    Executive Director of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                  all Funds since      Morgan Stanley Investment Management; Officer of various
New York, New York 10020                     1997                 U.S. registered investment companies managed by Morgan
(35)                                                              Stanley Investment Management; Previously practiced law with the New York law firm of Rogers & Wells.

Lorraine Truten*.........................    Vice President of    Executive Director of Morgan Stanley Investment Management;
1221 Avenue of the Americas                  all Funds since      President of Morgan Stanley Distribution, Inc.; Officer of
New York, New York 10020                     2001                 various U.S. registered investment companies
(40)                                                              managed by Morgan Stanley Investment Management.

Mary E. Mullin*..........................    Secretary of all     Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                  Funds since 1999     Morgan Stanley Investment Management; Officer of various U.S.
New York, New York 10020                                          registered investment companies managed by Morgan Stanley
                                                                  Investment Management; Previously practiced law with the
                                                                  New York law firms of McDermott, Will & Emery and Skadden, Arps,
                                                                  Slate, Meagher & Flom LLP.

                                             Position with the
Name, Address and Age                              Funds          Principal Occupations During Past Five Years
---------------------                              -----          --------------------------------------------
James W. Garrett*........................    Treasurer of all     Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                  Funds since 2002     Morgan Stanley Investment Management; Officer of various
New York, NY 10020                                                U.S. registered investment companies managed by Morgan
(33)                                                              Stanley Investment Management; Previously with Price
                                                                  Waterhouse LLP.
Belinda Brady............................    Assistant            Senior Manager, Fund Administration, J.P. Morgan Investor
73 Tremont Street                            Treasurer of all     Services Co.; Officer of various U.S. registered investment
Boston, Massachusetts 02108                  Funds since 2002     companies managed by Morgan Stanley Investment Management;
(34)                                                              Previously with Price Waterhouse LLP.

----------------

* "Interested person" of the Funds within the meaning of the 1940 Act. Mr. Robison and Mr. Garrett and Ms. Chang, Ms. Truten and Ms. Mullin are officers of the Manager.

     Based on information furnished by each Independent Director as of April 25, 2002, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of the Manager or its affiliates as of such date.

     The following table sets forth information regarding the dollar ranges of beneficial ownership of shares in each Fund owned by the Directors of the Funds and each nominee for election as a Director, as of April 25, 2002. This information has been furnished by each Director, officer, and nominee. The dollar values in the following table are based upon the market price of the relevant Fund's shares as of April 25, 2002.


Name                LDF         MF          MSD         MSF          MGB          RNE          MSY           IIF          TTF
----                ---         --          ---         ---          ---          ---          ---           ---          ---
Biggs             $1-10,000  $1-10,000   $1-10,000    $1-10,000    $1-10,000    $1-10,000    $1-10,000     $1-10,000    $1-10,000

Robison             None        None        None        None         None         None          None         None          None

Barrett           $1-10,000     None        None        None         None       $1-10,000    $1-10,000       None          None

Bouic               None        None        None        None         None         None          None         None          None

Chu                 None        None        None        None         None         None          None         None          None

D'Souza             None        None        None        None         None         None          None         None          None

Gerrity             None        None        None        None         None         None          None         None          None

Jones               None        None        None        None         None         None      $10,001-50,000$10,001-50,000   None

Joshi               None        None        None        None         None         None          None         None          None

Kearns              None        None        None        None         None         None          None         None          None

La Musse            None        None        None        None         None         None          None         None          None

McLean              None        None        None        None         None         None          None         None          None

Morong              None        None        None        None         None         None          None         None          None

Morton            $1-10,000  $1-10,000   $1-10,000   $10,001-50,000$1-10,000   $10,001-50,000$1-10,000       None       $1-10,000
                                    Aggregate Dollar
                                    Range of Equity
                                   Securities in All
                                  Funds Overseen or to
                                     be Overseen in
                                  Family of Investment
Name                     TKF            Companies
----                     ---            ---------
Biggs                 $1-10,000       Over $100,000

Robison                 None              None

Barrett                 None          Over $100,000

Bouic                   None              None

Chu                     None              None

D'Souza                 None              None

Gerrity                 None         $10,001-50,000

Jones                   None          Over $100,000

Joshi                   None              None

Kearns                  None         $10,001-50,000

La Musse                None              None

McLean                  None            $1-10,000

Morong                  None              None

Morton                $1-10,000       Over $100,000



Name                LDF         MF          MSD         MSF          MGB          RNE          MSY           IIF          TTF
----                ---         --          ---         ---          ---          ---          ---           ---          ---

Nugent              None       None        None        None         None         None          None         None          None

Reid                None       None        None      $1-10,000      None         None          None         None          None
                                    Aggregate Dollar
                                    Range of Equity
                                   Securities in All
                                  Funds Overseen or to
                                     be Overseen in
                                  Family of Investment
Name                     TKF            Companies
----                     ---            ---------
Nugent                  None         $10,001-50,000

Reid                    None          Over $100,000

            Effective as of October 11, 2001, Morgan Stanley Institutional Fund Trust and the U.S. registered investment companies advised by Morgan Stanley Investment Management, including the Funds (collectively, the "Fund Group") pays each Independent Director (except for those Independent Directors of IIF who reside in India or Mauritius), of any fund within the Fund Group an annual retainer fee of $75,000, for service on all Boards of Directors of the Fund Group and pays the following additional amounts to these Directors for performing certain services for all of the funds in the Fund Group: $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended. The retainer fee to be paid to each Director each year is allocated among the funds in the Fund Group in proportion to each fund's respective average net assets during the year. In lieu of the foregoing, with respect to those Independent Directors of IIF only who reside in India or Mauritius, IIF pays such Directors (i) an annual fee for service on the Board of Directors and on any Board committees of the Fund, an amount equal to $7,500; and (ii) a fee of $750 for each meeting of the Board that such Director attends in person.

            Each Independent Director may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

            Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable by the Fund in cash upon such Director's resignation from the Board of Directors of the Fund in a lump sum or in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by Morgan Stanley Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

            Set forth below is a table showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other U.S. registered investment companies advised by Morgan Stanley Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended in 2001 for each fund within the Fund Complex. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

            The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the fiscal year ended in 2001 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors during such fiscal year.



Name
Of
Directors                 LDF       MF       MSD        MSF       MGB        RNE       MSY        IIF        TTF       TKF
---------                 ---       --       ---        ---       ---        ---       ---        ---        ---       ---
Interested Directors
--------------------
Biggs(1)                   --        --        --        --         --        --         --         --        --        --
Robison(1)                 --        --        --        --         --        --         --         --        --        --
D'Souza(1)                 --        --        --        --         --        --         --         --        --        --
Joshi(1)                   --        --        --        --         --        --         --         --        --        --
Independent Directors
---------------------
Barrett                   $518      $173      $698      $859       $143      $247       $412        --       $163      $204
Bouic                      --        --        --        --         --        --         --     $11,250       --        --
Chu                        --        --        --        --         --        --         --      11,250       --        --
Gerrity(3)                  72        26       104       106         19        34         55        --         26        16
Jones                      517       172       697       858        143       245        411        955       162       203
Kearns(3)                   76        28       120       110         20        36         58        --         27        17
La Musse                   --        --        --        --         --        --         --      11,250       --        --
McLean(3)                   72        26       104       106         19        34         55        --         26        16
Morong(3)                   72        26       104       106         19        34         55        --         26        16
Morton                     518       173       698       859        143       247        412        --        163       204
Nugent                      79        28       114       116         21        37         60        --         28        18
Reid(3)                    521       175       703       864        144       248        414        961       164       205
                                   Total
                                Compensation
                                 from Funds
                                  and Fund
Name                              Complex
Of                                Paid to
Directors                     Directors(2)(3)
---------                     ---------------
Interested Directors
--------------------
Biggs(1)                           --
Robison(1)                         --
D'Souza(1)                         --
Joshi(1)                           --
Independent Directors
---------------------
Barrett                        $78,186
Bouic                           11,250
Chu                             11,250
Gerrity                         69,712
Jones                           78,186
Kearns(3)                       70,835
La Musse                        11,250
McLean(3)                       69,712
Morong(3)                       69,712
Morton                          78,186
Nugent                         228,362
Reid(3)                         81,115

-------------
(1)  "Interested person" of the Fund within the meaning of the 1940 Act.
(2) Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Funds which are part of the Fund Complex.
(3) Amounts shown in this table include certain amounts deferred by Messrs. Gerrity, Kearns, McLean, Morong and Reid, in each case pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Gerrity, Kearns, McLean, Morong and Reid, please refer to the table on page 10 of this joint proxy statement

            The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Funds and the Fund Complex, in each case pursuant to the Fee Arrangement described above.

Name         LDF       MF        MSD      MSF      MGB         RNE        MSY         IIF         TTF         TKF       Total
----         ---       --        ---      ---      ---         ---        ---         ---         ---         ---       -----
                                                                                                                        Deferred
                                                                                                                       --------
                                                                                                                        Compensation
                                                                                                                        ------------
                                                                                                                        from Funds
                                                                                                                        ----------
                                                                                                                        and Fund
                                                                                                                        --------
                                                                                                                        Complex
                                                                                                                        -------
Gerrity      --        --         --       --        --         --         --          --           --         --        $60,922

Kearns       $17        $6        $34      $23       $4         $8         $13         --           $6         $4         58,820

McLean        17        6          24       24       4           8          13         --           6          4          62,948

Morong        17        6          24       24       4           8          13         --           6          4          62,948

Reid         --        --         --       --       --          --         --          $961        --         --          75,098

            The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund's By-Laws, except for TTF and MF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF and MF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

            THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THAT FUND SET FORTH ABOVE.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at April 25, 2002:

                          Name and Address                            Amount and Nature
      Fund                of Beneficial Owner                        of Beneficial Ownership                       Percent of Class
---------------  ---------------------------------------------  -------------------------------------------------  -----------------
LDF              Yale University                                1,351,500 shares with sole voting power and sole         12.4%
                 Investments Office                             dispositive power (1)
                 230 Prospect Street
                 New Haven, Connecticut 06511-2107

                 President and Fellows of Harvard College       574,401 shares with sole voting power and sole           5.0%
                 c/o Harvard Management Company, Inc.           dispositive power (2)
                 600 Atlantic Avenue
                 Boston, Massachusetts  02210

                 Lazard Freres & Co. LLC                        1,589,500 shares with sole voting power and sole         18.6%
                 30 Rockefeller Plaza                           dispositive power (3)
                 New York, New York  10020

MF               President and Fellows of Harvard College       1,006,851 shares with sole voting power and sole         10.3%
                 c/o Harvard Management Company, Inc.           dispositive power (4)
                 600 Atlantic Avenue
                 Boston, Massachusetts  02210

MSF              Morgan Stanley & Co. Incorporated              504,154 shares with shared voting power and              5.18%
                 1585 Broadway                                  shared dispositive power; 607,166 shares with
                 New York, New York  10036                      shared dispositive power but no voting power (5)

                 Yale University                                1,425,200 shares with sole voting and sole               7.5%
                 Investments Office                             dispositive power (1)
                 230 Prospect Street
                 New Haven, Connecticut 06511-2107

                 Lazard Freres & Co. LLC                        2,182,000 shares with sole and sole dispositive          9.6%
                 30 Rockefeller Plaza                           power (3)
                 New York, New York 10020

                 President and Fellows of Harvard College       1,090,401 shares with sole voting power and sole         5.8%
                 c/o Harvard Management Company, Inc.           dispositive power (6)
                 600 Atlantic Avenue
                 Boston, Massachusetts  02210

RNE              Morgan Stanley & Co. Incorporated              9,730 shares with shared voting power and shared         7.58%
                 1585 Broadway                                  dispositive power; 287,828 shares with shared
                 New York, New York  10036                      dispositive power but no voting power (7)

                 Morgan Stanley & Co. International Limited     199,692 shares with shared dispositive power (7)         5.26%
                 25 Cabot Square
                 Canary Wharf
                 London E14 4QA
                 England

                 City of London Investment Group PLC            303,100 shares with sole voting power and sole           7.92%
                 10 Eastcheap                                   dispositive power (8)
                 London EC3M ILX
                 England

                 President and Fellows of Harvard College       850,901 shares with sole voting power and sole           22.2%
                 c/o Harvard Management Company, Inc.           dispositive power (9)
                 600 Atlantic Avenue
                 Boston, Massachusetts 02210

                          Name and Address                            Amount and Nature
      Fund                of Beneficial Owner                        of Beneficial Ownership                       Percent of Class
---------------  ---------------------------------------------  -------------------------------------------------  -----------------

TKF              United Nations Joint Staff Pension Fund        650,000 shares with shared voting power and               9.23%
                 United Nations, New York  10017                shared dispositive power (10)

                 Fiduciary Trust Company International          650,000 shares with shared voting power and               9.23%
                 Rockefeller Center                             shared dispositive power (10)
                 600 Fifth Avenue
                 New York, New York  10020

                 Kuwait Investment Authority                    900,000 shares with sole voting power and sole           12.77%
                 P.O. Box 38346                                 dispositive power (10)
                 Dahieh Abdullah Al Salem
                 Kuwait City, Kuwait  72254

                 City of London Investment Group PLC            990,100 shares with sole voting power and sole           16.27%
                 10 Eastcheap                                   dispositive power (8)
                 London EC3M ILX
                 England

IIF              President and Fellows of Harvard College       1,899,296 shares with sole voting power and sole          9.7%
                 c/o Harvard Management Company, Inc.           dispositive power (6)
                 600 Atlantic Avenue
                 Boston, Massachusetts  02210

------------
(1)      Based on a Schedule 13G / A filed with the Commission on January 3, 2002.
(2)      Based on a Schedule 13G filed with the Commission on February 14, 2002.
(3)      Based on a Schedule 13G / A filed with the Commission on February 15, 2002.
(4)      Based on a Schedule 13G / A filed with the Commission on January 10, 2002.
(5)      Based on a Schedule 13G / A filed with the Commission on February 5, 1999.
(6)      Based on a Schedule 13G / A filed with the Commission on February 14, 2002.
(7)      Based on a Schedule 13G / A filed with the Commission on February 6, 2002.
(8)      Based on a Schedule 13G filed with the Commission on February 12, 2002.
(9)      Based on a Schedule 13G / A filed with the Commission on November 7, 2001.
(10)     Based on a Schedule 13G / A filed with the Commission on February 3, 1997.
(11)     Based on a Schedule 13G filed with the Commission on November 2, 1992.

                    AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee (all Funds except IIF)

            At a meeting held on February 14, 2002, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2002 (October 31, 2002 for TKF). The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 and has discussed with Ernst & Young LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

            Each Fund's financial statements for the fiscal year ended December 31, 2001 (October 31, 2001 for TKF) were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2001 (October 31, 2001 for TKF) be included in the Fund's most recent annual report.

                    Joseph J. Kearns, Chairman of the Audit Committee Gerard E. Jones, Member of the Audit Committee
                    John D. Barrett II, Member of the Audit Committee
                    C. Oscar Morong, Jr., Member of the Audit Committee Vincent R. McLean, Member of the Audit Committee

Report of the Audit Committee of IIF only

            At a meeting held on February 13, 2002, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2002. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 and has discussed with Ernst & Young LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

            The Fund's financial statements for the fiscal year ended December 31, 2001 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2001 be included in the Fund's most recent annual report.

                    Gerard E. Jones, Chairman of the Audit Committee
                    John S.Y. Chu, Member of the Audit Committee
                    Gaetan Bouic, Member of the Audit Committee
                    Marie Joseph Raymond La Musse, Member of the Audit Committee Fergus Reid, Member of the Audit Committee

Audit Fees

            The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2001 (October 31, 2001 for TKF) is set forth below:

                TTF                      $35,000
                MF                       $35,000
                MSY                      $45,000
                IIF                     $100,000

                RNE                      $65,000
                TKF                      $40,000
                LDF                      $65,000
                MSF                      $90,000
                MSD                      $70,000
                MGB                      $45,000

Financial Information Systems Design and Implementation Fees

            There were no professional services rendered by Ernst & Young LLP to any Fund, the Manager or affiliated entities that provide services to any Fund for the fiscal year ended December 31, 2001 relating to financial information systems design and implementation.

All Other Fees

            The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Fund, the Manager and to affiliated entities that provide services to any Fund for the fiscal year ended December 31, 2001 amounted to $3.8 million, which figure includes (i) audit-related fees of $100,000 for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations" and (ii) all other fees of $3.7 million related to services such as performance attestation, operational control reviews, business interruption insurance recovery assistance, process improvement and reengineering, tax consulting and educational seminars. The Audit Committee of each Fund also reviewed information regarding other services provided to affiliates of the Manager by Ernst & Young LLP and the fees received by Ernst & Young LLP for those services. In addition, all other fees for services provided to each Fund relating to the review of the Fund's tax returns is set forth below:

                TTF                      $2,600
                MF                       $2,600
                MSY                      $2,600
                IIF                      $2,600
                RNE                      $2,600
                TKF                      $2,600
                LDF                      $2,600
                MSF                      $2,600
                MSD                      $3,200
                MGB                      $3,200

            The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Manager is compatible with maintaining the independence of Ernst & Young LLP.

Certain Other Matters Concerning the Fund's Independent Auditors

            On July 5, 2000, PricewaterhouseCoopers LLP resigned as the independent accountants for each Fund. At a meeting held on June 15, 2000, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of each Fund acting on the recommendation of the Audit Committee of each Fund, appointed Ernst & Young LLP as independent accountants for each Fund, effective with the resignation of PricewaterhouseCoopers LLP. The appointment of Ernst & Young as independent accountants for the Fund was ratified by the stockholders of each Fund on August 1, 2000 at each Fund's reconvened annual meeting of stockholders. In connection with its audits for 1998 and 1999 and through July 5, 2000, the date of

PricewaterhouseCoopers LLP's resignation as the independent accountant for each Fund, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in its report on the financial statements of each Fund for such years. Each report of PricewaterhouseCoopers LLP on the financial statements of each Fund for such years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                                  OTHER MATTERS

            No matter other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

            A stockholder's proposal intended to be presented at a Fund's Annual Meeting of Stockholders in 2002 must be received by such Fund on or before December 19, 2002, in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund's Annual Meeting of Stockholders in 2003, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 6, 2003 and not later than April 5, 2003, in the manner and form required by that Fund's By-Laws.

                                                 MARY E. MULLIN
                                                 Secretary

Dated:  May 1, 2002

            STOCKHOLDERS OF A FUND WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING FOR THAT FUND AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD FOR THE FUND AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   PROXY CARD

                    MORGAN STANLEY EASTERN EUROPE FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 8, 2002 at the Annual Meeting of Stockholders to be held on June 6, 2002, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated May 1, 2002.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.          Election of the following nominees as Directors:

    FOR      WITHHELD

    [ ]       [ ]
                        Class I Nominees:
                        Ronald E. Robison
                        Joseph J. Kearns
                        Michael Nugent
                        Fergus Reid

                        ------------------------------------------------

                        For all nominees except as written on line above

            This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund set forth above.

            PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURES(S)___________________________________
DATE _______________, 2002

            When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

            If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]